Exhibit 99.1

Filed by Beazer Homes USA, Inc.

pursuant to Rule 425 under the Securities Act of 1933 and

deemed filed pursuant to Rule 13e-4(c) under the Securities Exchange Act of 1934

Subject Company: Beazer Homes USA, Inc.

Commission File No. 001 - 12822

Registration Statement on Form S-4, filed on February 13, 2012

News Release

Beazer Homes USA, Inc. Announces Exchange Offers

ATLANTA—(BUSINESS WIRE)—Feb. 13, 2012—Beazer Homes USA, Inc. (NYSE: BZH) (www.beazer.com) today announced that it has commenced separate exchange offers for (i) any and all of its 7.50% Mandatory Convertible Subordinated Notes due 2013 (the “Notes”) and (ii) any and all of its 7.25% Tangible Equity Units (the “Units” and, together with the Notes, the “Subject Securities”). Under the terms of the offers, the Company will exchange the Subject Securities for newly issued shares of its common stock and cash in lieu of fractional shares. These exchange offers are intended to reduce indebtedness and lower interest expense.

The Notes Exchange Offer

For each $25 principal amount of Notes validly tendered and accepted in the Notes exchange offer, the holder will receive 5.7348 shares of the Company’s common stock. As of today’s date, $57.5 million aggregate principal amount of Notes is outstanding.

On January 15, 2013, the mandatory conversion date of the Notes, holders would receive up to a maximum of 5.4348 shares per Note, depending on the trading price of the Company’s common stock at such time. Accordingly, the Notes exchange offer allows tendering holders to receive the maximum number of shares of common stock they could receive on the mandatory conversion date, plus an additional 0.30 shares of common stock.

The Units Exchange Offer

For each Unit validly tendered and accepted in the Units exchange offer, the holder will receive 4.9029 shares of common stock. As of today’s date, 3,000,000 Units are outstanding.

Each unit is comprised of (i) a prepaid stock purchase contract and (ii) a senior amortizing note due August 15, 2013. As of today’s date, the amortizing notes have an aggregate principal balance of $8.9 million. At maturity, holders of the prepaid stock purchase contracts would automatically receive up to a maximum of 4.3029 shares per contract, depending on the trading price of the Company’s common stock at such time. Accordingly, the Units exchange offer allows tendering holders to receive the maximum number of shares of common stock they could receive at maturity, plus an additional 0.60 shares of common stock.

Additional Information

The exchange offers are scheduled to expire at 12:00 a.m., New York City time, on Monday, March 12, 2012, unless either is extended or terminated by the Company in its sole discretion. Tendered Subject Securities may be withdrawn at any time at or before, but not after, such time. The Company expects the settlement date to be promptly following the expiration date and is anticipated to be on March 14, 2012.

A registration statement relating to the exchange offers and the securities offered thereby has been filed with the Securities and Exchange Commission (“SEC”) but has not yet become effective (the “Registration Statement”). The securities offered in the exchange offers may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. The preliminary prospectus contained in the Registration Statement and the related letters of transmittal that are exhibits thereto set forth a complete description of the terms of the exchange offers. Holders of the Subject Securities are urged to read the preliminary prospectus and related letters of transmittal carefully before making any decision with respect to the exchange offers. Copies of the preliminary prospectus and related letters of transmittal may be obtained from the information agent for the exchange offers described below. The exchange offers are being made only by the prospectus and related letters of transmittal. Investors should read the prospectus because it contains important information. Investors can get such documents and other filed documents for free at the SEC’s web site (www.sec.gov) or by contacting the information agent described below.

Except as to the requirements that the Registration Statement be declared effective by the SEC and that there be no stop orders suspending the effectiveness of such registration statement, which the Company will not waive, the Company may waive the conditions to either of the exchange offers set forth in the preliminary prospectus in its sole and absolute discretion. The exchange offers are not conditioned upon any minimum amount of the Subject Securities being tendered.

Subject to applicable law, the Company may extend or terminate either or both of the exchange offers at any time.

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the common stock in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. In any jurisdiction where the laws require such offers to be made by a licensed broker or dealer, the offers will be deemed to be made on behalf of the Company by one or more registered broker dealers under the laws of such jurisdiction.

Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC are acting as joint dealer managers for the exchange offers. D.F. King & Co., Inc. is serving as the information agent for the exchange offers. Persons with questions regarding the exchange offers should contact Citigroup Global Markets Inc. at (877) 531-8365 (toll free), Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll free) or D.F. King & Co., Inc. at (800) 859-8509 (toll free) or (212) 269-5550 (collect).

About Beazer Homes USA, Inc.

Beazer Homes USA Inc., headquartered in Atlanta, Georgia, is one of the ten largest single-family homebuilders in the United States. The Company’s industry-leading high performance homes are designed to lower the total cost of home ownership while reducing energy and water consumption. With award-winning floor-plans, the Company offers homes that incorporate exceptional value and quality to consumers in 16 states, including Arizona, California, Delaware, Florida, Georgia, Indiana, Maryland, Nevada, New Jersey, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, and Virginia. Beazer Homes is listed on The New York Stock Exchange and trades under the ticker symbol “BZH.”

Forward-Looking Statements

Certain statements in this press release that are not statements of historical fact, including statements related to the terms and timing of the exchange offers and the Company’s ability to achieve the stated

purpose of the exchange offers, should be considered forward-looking statements within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “anticipate,” “expect,” “intend,” “estimate,” “approximate,” “plan,” “goal” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These statements are not guarantees of future performance, and holders of the Subject Securities should not place undue reliance on forward-looking statements. Although the Company believes these statements are reasonable, forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those projected by such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, those disclosed in the Prospectus under the heading “Risk Factors” and in the Company’s Annual Report on Form 10-K for the year ended September 30, 2011 under the heading “Risk Factors.” This list of factors is not exhaustive, however, and these or other factors, many of which are outside of the Company’s control, could have a material adverse effect on the Company and its results of operations. Therefore, holders of the Subject Securities should consider these risk factors with caution and form their own critical and independent conclusions about the likely effect of these risk factors on the Company’s future performance. Forward-looking statements speak only as of the date on which the statements are made, and the Company undertakes no obligation to update any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. Holders of the Subject Securities should carefully review the disclosures and the risk factors described in the prospectus and other documents the Company files from time to time with the SEC, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth herein.

CONTACT

Beazer Homes USA, Inc.

Carey Phelps, 770-829-3700

Director, Investor Relations & Corporate Communications

investor.relations@beazer.com

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